                                   PROSPECTUS


                               DECEMBER 15, 1999


                                 ONE FUND, INC.
                            S&P 500 INDEX PORTFOLIO
                               One Financial Way
                             Cincinnati, Ohio 45242
                            Telephone 1-800-578-8078

This prospectus contains information regarding the ONE Fund, Inc. S&P 500 Index Portfolio. The S&P 500 Index Portfolio's investment objective is total return.

ONE Fund, Inc. ("ONE Fund") is a mutual fund with eight diversified portfolios.

This prospectus sets forth concisely the information about ONE Fund's S&P 500 Index Portfolio that you should know before investing. This prospectus should be retained for future reference.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


Fee Table...................................................    3
Risk/Return Summary.........................................    3
Additional Strategies and Risk Factors......................    5
ONE Fund Management.........................................    7
  Board of Directors and Investment Adviser.................    7
  Fund Services.............................................    8
Shareholder Information.....................................    8
  Buying Shares.............................................    8
  Purchase Price............................................    8
  Sales Charges.............................................    8
  12b-1 Fees................................................    8
  Sales Contests............................................    9
Reducing the Sales Charge...................................    9
Flexibility Features........................................   11
Redeeming Shares............................................   13
Dividends, Distributions and Taxes..........................   14


                  STATEMENT OF ADDITIONAL INFORMATION CONTENTS

Investment Policies and Restrictions

Controlling Persons and Principal Shareholders

Brokerage Allocation

Tax Status

Underwriters

                              ABOUT ONE FUND

                              ONE Fund has eight fully diversified portfolios. ONE Fund's assets are managed by Ohio National Investments, Inc. (the "Adviser") which is a wholly-owned subsidiary of The Ohio National Life Insurance Company ("ONLI"). The principal underwriter of ONE Fund is Ohio National Equities, Inc. ("ONEQ") which is also a wholly-owned subsidiary of ONLI. Each of these companies is located at One Financial Way, Cincinnati, Ohio 45242.

                                   FEE TABLE


This table and example describe the fees and expenses that you may pay if you buy and hold shares of the ONE Fund S&P 500 Index Portfolio.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)(1)

S&P 500 Index Portfolio.....................................    5.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ONE FUND
ASSETS):


                                                      DISTRIBUTION                   TOTAL ANNUAL
                                        MANAGEMENT      (12b-1)        OTHER      PORTFOLIO OPERATING
                                           FEES           FEES        EXPENSES         EXPENSES
                                        ----------    ------------    --------    -------------------
S&P 500 Index Portfolio...............     0.40%          0.25%         0.20%*           0.85%*
                                           ----           ----          ----             ----


* Estimated
---------------


(1) The Maximum Sales Charge scales down for purchases of $25,000 or more and becomes a contingent deferred sales charge of 0.5%, for 2 years following purchase, for accounts of at least $1 million. If you transfer funds from lower load portfolios, you pay the additional load at the time of transfer.


EXAMPLE:


The Example enables you to compare the long-term cost of owning shares of the ONE Fund S&P 500 Index Portfolio versus other mutual funds.



The Example assumes that you invest $10,000 in the S&P 500 Index Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                        ------    -------    -------    --------
S&P 500 Index Portfolio...............................   $83       $259       $449       $1,000

                              RISK/RETURN SUMMARY

                              - S&P 500 INDEX PORTFOLIO

                              The objective of the S&P 500 Index Portfolio is total return approximating that of the Standard & Poor's 500 Index ("S&P 500(R)") including


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


                              reinvestment of dividends, at a risk level consistent with that of the S&P 500(R). It seeks this objective by investing at least 65% of its assets in:



                              - common stocks, or derivative securities thereof
                                including futures contracts, currently listed among the stocks in the S&P 500(R)



                              The balance of the portfolios assets will be invested in:



                              - Standard & Poor's Depositary Receipts(R)
                                ("SPDRs(R)"),



                              - S&P 500(R) stock index futures contracts hedged
                                by investing in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, investment-grade corporate bonds and money market instruments, but primarily as a hedging technique for future contracts, and/or



                              - common stocks and other securities that need not
                                be included among the 500 stocks in the S&P
                                500(R).


                              This strategy is intended to replicate the performance of the S&P 500(R). However, portfolio expenses reduce the portfolio's ability to exactly track the S&P 500(R). There can be no assurance that the portfolio's investments will have the desired effect.


                              The portfolio will attempt to achieve a
                              correlation between its performance and that of the S&P 500(R) of at least 0.95 on a monthly basis, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the portfolio's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R). The portfolio's ability to correlate its performance with the S&P 500(R) may be affected by, among other things, changes in securities markets, the manner in which the S&P 500(R) is calculated by Standard & Poor's and the timing of purchases and redemptions. If the Adviser is unable to correlate the portfolio's performance with that of the S&P 500(R), it is anticipated that the Adviser will liquidate and purchase securities necessary to bring the performance back into correlation.



                              The S&P 500 Index Portfolio may invest up to 5% of its assets in SPDRs(R); provided, however, that the portfolio reserves the right to increase the percentage of assets it may invest in SPDRs(R) to 10% to the extent that such an increase would be permitted by applicable law. SPDRs(R) are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of the S&P 500(R).


                              The value of S&P 500(R) stock index futures contracts is tied directly to the fluctuations of the S&P 500(R). The portfolio's ability to use futures contracts as a substitute for maintaining a fully-invested market position in the 500 stocks comprising the S&P 500(R) obligates the portfolio to hedge its position by delivering a specific dollar amount equal to the difference between the value of the S&P 500(R) at the time the contract was made and the closing of the contract. The futures contracts can result in a high degree of leverage so that a relatively small decline in the S&P 500(R) could result in a substantial loss to the portfolio, including part or all of the margin deposits required on the contracts. The portfolio seeks to offset that risk by maintaining investments in U.S. government obligations, investment-grade corporate bonds and money market instruments. The income from these fixed income investments and money market instruments tends to offset the costs of the futures contracts.



                              Primary risks: As with all investments, the value of the investment is subject to price fluctuation and may, as a result, be worth more or less than the price paid for the security. Because the Adviser intends for the performance of the portfolio to correlate to the performance of the S&P 500(R), when that index experiences periods of poor performance as compared to other investments, the portfolio will also experience poor performance. The S&P 500(R) is comprised of securities in several industry sectors. If a particular sector or specific industry represented in a sector experiences poor performance, the S&P 500(R) and the portfolio may also experience poor performance.



                              The use of options and futures contracts may help ONE Fund to gain exposure or to protect itself from changes in market values. For example, ONE Fund may have a substantial amount of cash at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues requires time and may result in missing a significant market movement. By using futures contracts, ONE Fund can obtain immediate exposure to the market. The buying program will then proceed and, once it is completed (or as it proceeds), the futures contracts will be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by selling futures contracts, and individual securities can be sold over a longer period under cover of the resulting short contract position.



                              ADDITIONAL STRATEGIES AND RISK FACTORS



                              - DIVERSIFICATION/CONCENTRATION


No more than 5% will be
invested in one company
and 25% in one industry.      The S&P 500 Index Portfolio is fully diversified.
                              No more than 5% of the value of the total assets of the portfolio, as of the time any portfolio security is purchased, will be invested in the securities of any one issuer. No more than 25% of the value of the total assets of the portfolio, as of the time any portfolio security is purchased, will be invested in any one industry.



                              - CREDIT AND MARKET RISKS
"Credit Risk" is the ability
of an issuer to pay its
debts. "Market Risk"
measures the volatility of
a security's price in a
fluctuating market.

                              The portfolio may invest in debt securities to offset costs associated with futures contract.


                              All securities are subject, to some degree, to credit risk and market risk. Credit risk refers to the ability of an issuer of a debt security to pay its principal and interest, and to the earnings stability and overall financial

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

                              soundness of an issuer of an equity security. Market risk refers to the volatility of a security's price in response to changes in conditions in securities markets in general and, particularly in the case of debt securities, changes in the overall level of interest rates. Higher risk levels are usually equated to higher potential total return, but higher risk investments have a greater potential for loss as well. Generally, bonds rated in one of the top four rating categories are considered investment grade. However, those in the fourth highest category (Moody's Baa or Standard & Poor's BBB) may have speculative characteristics and the issuer's ability to pay interest or repay principal under adverse economic conditions or changing circumstances may be weaker.

                              The degree of market risk for debt securities increases with the length of time remaining to their maturity. During periods of rising interest rates, the market prices of all income producing securities tend to decline. When interest rates fall, the market prices of such securities tend to rise. The values of such securities will also vary as a result of changing economic conditions or changing evaluations by investors and rating organizations of the ability of the issuers to meet interest and principal payments. Thus, there is always a risk of principal loss or gain associated with the portfolio. However, changes in the values of debt securities held by a portfolio will not affect income derived from those securities unless the issuer defaults on its interest payments.

                              - FOREIGN SECURITIES

Up to 20% may be invested in
other countries.              The Portfolio may invest up to 20% of its assets
                              in the securities of foreign issuers (including private issuers and foreign governments or political subdivisions, agencies or instrumentalities of foreign governments),
                              American Depository Receipts, and the securities of United States domiciled issuers with values expressed in foreign currency. However, the Adviser does not anticipate investing over 5% in such securities. Such foreign investments would be made or maintained usually in the event of and acquisition by a foreign corporation of a company listed on the S&P 500(R) based on the stock performance, the Adviser may decide to maintain the holding rather than sell the stock. If the retained holding performs as anticipated, the return may tend to offset the costs of the futures contracts and may offset the operating expenses of the portfolio and cause a closer correlation of the portfolios performance to that of the S&P
                              500(R) itself.



Foreign securities risk
factors Investments in foreign securities involve added risk factors. These factors include changes in currency exchange rates, currency exchange control regulations, the possibility of seizure or nationalization of companies, political or economic instability, imposition of unforeseen taxes, the possibility of financial information being difficult to obtain or difficult to interpret under foreign accounting standards, the necessity of trading in markets that in relation to U.S. markets may be more volatile or less efficient and have available less information concerning issuers, or the imposition of other restraints that might adversely affect investments.


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

                              Foreign investments will not normally constitute a substantial portion of the S&P 500 Index Portfolio's assets. However, the Adviser may invest in foreign securities whenever deemed prudent, particularly when deemed advantageous to offset market or economic factors prevailing in the U.S. In addition, a number of large, multi-national foreign corporations have a substantial business presence in the U.S. and their securities are widely traded in this country.

                              - HEDGING TRANSACTIONS
Hedging transactions seek to
limit
portfolio volatility.         The Portfolio, for hedging purposes, may (a) write
                              call options traded on a registered national securities exchange, if the portfolio owns the underlying securities, and purchase call options for the purpose of closing out options it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures contracts and options thereon,
                              (d) purchase and sell financial index options, and
                              (e) engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of specific securities. However, no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the Portfolio would be hedged by options or futures contracts, and no more than 5% of the total assets, at market value, of the Portfolio may be used for premiums on open options and initial margin deposits on futures contracts, and not more than 5% of the Portfolio's assets may be invested in foreign currency hedging transactions. Hedging transactions and their associated risks are more fully described in the Statement of Additional Information.

                              ONE FUND MANAGEMENT


                              - BOARD OF DIRECTORS AND INVESTMENT ADVISER

The Directors are elected by
the
shareholders and are
responsible for
overall management.           The Adviser manages the investment and
                              reinvestment of the S&P 500 Index Portfolio's assets, subject to the supervision of The Board of Directors. The Board of Directors is responsible for the Portfolio's overall management and direction. The Board approves all significant agreements including those with the Adviser, the ONE Fund's principal underwriter ("ONEQ"), its custodian (Firstar Bank), and its transfer agent and fund accounting agent, American Data Services, Inc. ("ADS"). Board members are elected by the shareholders for three-year terms. Shareholder meetings are normally held every 3 years.

                              For managing the Portfolio's assets, the Adviser receives a quarterly management fee based on the Portfolio's net assets, at maximum rate of 0.40%.

                              - FUND SERVICES
                              Firstar Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian for the assets of the S&P 500 Index Portfolio. ADS, 150 Motor Parkway, Suite 109, Hauppauge, New York 11788, serves as ONE Fund's

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

                              transfer agent and its agent for bookkeeping, dividend disbursing and certain shareholder services.

                              SHAREHOLDER INFORMATION

                              - BUYING SHARES
                              Shares of the S&P 500 Index Portfolio are continuously offered through the ONE Fund's principal underwriter, ONEQ, and through other securities dealers that execute a distribution agreement with ONEQ.

Investments can be as small
as $50. The minimum initial investment is $500. Subsequent investments must be at least $50. These minimums may be waived when the shares are purchased through plans providing for regular periodic investments. ONE Fund and ONEQ reserve the right to refuse any purchase order.

                              - PURCHASE PRICE
Portfolio shares are valued
each day
the NYSE is open.             The net asset value of the shares of the Portfolio
                              are determined at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. The net asset value of the Portfolio is computed by dividing the value of the securities in the Portfolio plus any cash or other assets less all liabilities of the Portfolio, by the number of capital shares outstanding for the Portfolio. Securities are valued at current market value.


                              Shares are offered at the public offering price. This is the next calculated net asset value per share plus a sales charge, if applicable. The sales charge is a variable percentage of the offering price depending upon the amount of the sale.


                              - SALES CHARGES

                                                                SALES CHARGE AS A % OF:
                                                        ----------------------------------------
                                                        OFFERING      NET AMOUNT        DEALER
                  AMOUNT OF PURCHASE                     PRICE         INVESTED       CONCESSION
                  ------------------                    --------      ----------      ----------
Less than $25,000.....................................    5.00%          5.26%           4.70%
$25,000 -- $49,999....................................    4.50%          4.71%           4.25%
$50,000 -- $99,999....................................    4.00%          4.17%           3.80%
$100,000 -- $249,999..................................    3.50%          3.63%           3.35%
$250,000 -- $499,999..................................    2.50%          2.56%           2.40%
$500,000 -- $999,999..................................    2.00%          2.04%           1.95%
$1,000,000 and over...................................    None*          None*           None**

---------------
 * While no initial sales charge is imposed on investments of $1 million or more, a contingent deferred sales charge of 0.5% of the amount redeemed (up to 0.5% of the amount invested with no initial sales charge) is imposed within 2 years of such a purchase.

** ONEQ will pay a dealer concession of 0.50% to securities dealers who initiate and are responsible for any purchase of $1 million or more.

                              - 12b-1 FEES
                              Qualified dealers are paid a continuing
                              shareholder service fee of 0.25% annually to compensate them for providing certain services to shareholders and to promote growth of the Portfolio's assets. These services include submitting purchase and redemption transactions, establishing shareholder accounts and providing information and assistance regarding the Portfolio. The proceeds of the Portfolio 12b-1 Distribution Plan are used only to pay these shareholder service fees. Because these fees are paid out of portfolio assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                              - SALES CONTESTS
                              Periodically, ONE Fund may conduct sales contests to encourage higher production among the registered representatives of broker-dealers that have the authority to sell ONE Fund shares. These contests may be restricted to registered representatives of certain broker-dealers, or open to all eligible firms, in the discretion of ONE Fund management. Such contests will only be conducted in accordance with the laws, rules and regulations of applicable federal, state and other regulators.

                              REDUCING THE SALES CHARGE

                              For purposes of Right of Accumulation, Combined Purchases and Group Purchases, "holdings" means the current value of your shares at the full offering price. Your registered representative can help you to take advantage of any of the following methods of reducing the sales charge if you qualify. These rights may be requested on your ONE Fund account application.

                              - CONCURRENT PURCHASES
Combining your purchases of
ONE
Fund and contracts issued by
its
affiliates                    You may qualify for a reduced sales charge by
                              combining concurrent products underwritten by ONEQ or its affiliates (the Ohio National companies). A concurrent purchase occurs whenever ONE Fund shares are purchased at any time from the day any Ohio National annuity or insurance policy is applied for until 5 days after that contract is delivered. The amount of the annual (or single) premium of the Ohio National annuity or insurance policy will then be added to the amount of your concurrent ONE Fund purchase to determine the percentage of sales charge to apply to your ONE
                              Fund purchase.

                              - LETTER OF INTENT
Committing to invest a
certain
amount over 13 months         You may reduce sales charges on all investments by
                              meeting the terms of a nonbinding letter of your intent to invest a certain amount within a 13-month period. Shares representing up to 5% of the intended amount will be held in escrow to cover additional sales charges that may be due if your total investments, net of redemptions, over the stated period are insufficient to qualify for a sales charge reduction. You have up to 90 days after investing to sign a letter of intent to reduce the sales charges on your investments including the investments made in the 90 days before the letter. Shares you currently own will apply toward meeting your letter of intent.

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

                              - RIGHT OF ACCUMULATION
Adding up all your ONE Fund
holdings Your sales charge may also be reduced by taking into account your existing holdings in ONE Fund. Holdings will be valued at the greater of their full offering price at the time a new purchase is made under a right of accumulation or the sum of all your purchases (including reinvested dividends) less any redemptions.

                              - COMBINED PURCHASES
Combining your purchases
with
those of your family members  Your sales charge may be reduced by aggregating holdings for the account(s) of you, your spouse, your children and grandchildren. This may include purchases through employee benefit plans such as an IRA, an individual-type 403(b) plan or a single-participant Keogh plan, or by a business solely controlled by these individuals (for example, they own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals.

                              - GROUP PURCHASES
Available to members of a
qualified
group A member of a qualified group may purchase ONE Fund shares at the reduced sales charge applicable to the aggregate holdings of the group as a whole. (For example, if members of the group had previously purchased $100,000 of ONE Fund shares and still held those shares, and now were purchasing an additional $25,000, the sales charge would be 3.50%, or 2.50% for the Income Portfolio.)

                              A "qualified group" is one that (a) has been in existence more than six months (unless it is a tax-qualified plan), (b) has a purpose other than acquiring mutual fund shares, and (c) satisfies uniform criteria enabling ONEQ to realize economies of scale in its costs of distributing shares. A qualified group must have at least six members, must be available to arrange for group meetings between representatives of dealers who sell ONE Fund shares and the members, must agree to include sales literature and other materials relating to ONE Fund in its publications and mailings to members at reduced or no cost to ONE Fund or to dealers that sell its shares, and must seek to arrange for payroll deduction or other bulk transmission of ONE Fund purchases.

                              - GROUP LETTER OF INTENT
Qualified groups committing
to
invest a certain amount over
24 months                     Qualified groups may reduce sales charges on all
                              investments by meeting the terms of a nonbinding letter of the group's intention to invest a certain amount over a 24-month period. Shares representing 5% of the investments of each group member during that period will be held in escrow to cover additional sales charges. The group has up to 90 days after investing to enter into the group letter of intent.

                              - PURCHASES WITHOUT A SALES CHARGE
Redeeming other shares that
had a
sales charge                  Within 60 days preceding their purchase of ONE
                              Fund shares, investors who have redeemed an investment in another mutual fund that imposed a sales charge and which has investment objectives similar to any portfolio(s) of ONE Fund, may purchase ONE Fund shares, up to the amount redeemed, without paying any sales charge.

                              Officers, directors, employees, retirees, agents and registered representatives of the Ohio National companies, any employee benefit plan with respect to them, and their spouses, children and grandchildren, may purchase ONE Fund shares without a sales charge.

                              No sales charge is imposed on ONE Fund shares purchased by:

                                - institutional investors (including banks,
                                  trust companies and thrift institutions) for their own account or for the benefit of any trust having at least $1,000,000 in assets;

                                - fee-based registered investment advisers that
                                  do not receive any part of a sales charge for the sale of the shares; or

                                - pension or retirement plans, deferred
                                  compensation plans and employee benefit plans that have at least $1,000,000 in assets and the trusts used to fund those plans.

                              FLEXIBILITY FEATURES

                              - OPEN ACCOUNTS
You will receive statements
every
quarter. Your account is opened in accordance with your registration instructions. It offers many features allowing you to change your investment program at any time as circumstances change. Transactions in your account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from ADS. Any of the following features may be established through your ONE Fund account application or by contacting your registered representative or ONE Fund.

                              - AUTOMATIC INVESTING
From your bank account or
pay
check You may make regular monthly or quarterly investments through automatic charges to your bank account or, if your employer approves, from your pay check. Once a plan is established, your account will normally be charged on the 1st or 15th day of the month, as you choose.

                              - AUTOMATIC REINVESTING
Income and capital gains      Unless you indicate otherwise in your account
                              application, dividends and capital gains distributions are reinvested in additional shares at no sales charge. You may elect to have dividends and/or capital gains distributions paid to you by check.

                              - CROSS INVESTING
Investing income and capital
gains
into other portfolios         You may elect to have your dividends or dividends
                              and capital gains distributions from one portfolio invested in another portfolio with no sales charge. To use this service, the value of your account in the paying portfolio must be at least
                              $5,000.

                              - TRANSFERRING
Among the ONE Fund
portfolios.                   You may transfer your account balances among the
                              various portfolios in amounts of at least $50.
                              There is currently no charge for transfers. ONE
                              Fund reserves the right to limit the number, frequency, method or amount of transfers or to impose charges on transfers. Transfers from any portfolio on any one day may be limited to 1% of the previous day's total net assets of that portfolio if ONE Fund or the Adviser, in its or their discretion, believes that the portfolio might otherwise be damaged.

                              - TELEPHONE TRANSACTIONS
You must preauthorize in
writing. If you have previously authorized it in writing, you or your registered representative may do the following transactions by telephoning ONE Fund at 1-800-578-8078:

                                - Make transfers among the portfolios as
                                  provided above under "Transferring."

                                - Change the amount of automatic investments, or
                                  discontinue them as provided above under "Automatic Investing".

                                - Change your election for payment of dividends
                                  and capital gains as provided above under "Automatic Reinvesting" and "Cross Investing."

                                - Redeem your shares as provided under "By
                                  Telephone." Initiate, change or discontinue automatic redemptions of your shares as provided under "Automatically."

                                - Change your address on our records.

                              Telephone transaction requests received after 4:00 p.m. Eastern time will be made at the net asset values computed at the close of the following business day. ONE Fund and its transfer agent will honor telephone transaction instructions from anyone giving such instructions who is able to provide the personal identifying information requested, but we reserve the right to refuse to honor any such request if that seems prudent. ONE Fund will use reasonable procedures to confirm that telephone instructions are genuine. If we do not, ONE Fund may be liable for any losses due to unauthorized or fraudulent instructions. ONE Fund will send you a written confirmation of each telephone transaction. During periods of drastic market fluctuations or technical difficulties, it might be difficult to execute telephone transactions. In such situations, you may need to send written instructions to ONE Fund. Telephone transaction privileges may be modified or discontinued at any time.

                              - AUTOMATIC TRANSFERS
Among the ONE Fund
portfolios                    You may automatically transfer shares (in
                              increments of $50 or more) among any of the portfolios. This will occur on or about the 10th day of each month. Automatic transfers may be used, for example, to implement a "dollar-cost-averaging" investment strategy.

                              - SALES CHARGE ON CERTAIN TRANSFERS
                              No sales charge applies for transfers to a portfolio having a sales charge equal to or less than that of the portfolio from which the transfer is made. For transfers from a portfolio with a lower sales charge to one with a higher sales charge, an additional charge is made equal to the difference between the sales charge for the portfolio being purchased and any sales charges that previously applied to the account balance being transferred.

                              REDEEMING SHARES

Payment is normally sent
within
three business days.          You may redeem your shares at any time by
                              contacting ONE Fund or the broker-dealer through whom you purchased your shares. If you are no longer serviced by an authorized registered representative, you may contact ONEQ's principal office by calling 1-800-578-8078, or by writing to
                              P. O. Box 371, Cincinnati, Ohio 45201. The price you receive for redeemed shares is the next net asset value after your request is received.
                              Payment is normally sent within three business days. However, the proceeds of redemption will not be sent until after your check for your investment has cleared (which may take up to 15 days). (Note also, the contingent deferred sales charge of 0.5% on certain redemptions, within two years of purchase with no initial sales charge, of investments of $1 million or more as described under "Sales Charges.")

                              - REQUEST IN WRITING
                              When making a written request for redemption, specify the name of the portfolio, the number of shares or dollar amount to be redeemed (if less than your entire account), your name and address, account number and your signature. In addition,
                              (a) for any redemption over $50,000, or (b) for redemptions of $50,000 or less where the check is to be paid or mailed to someone other than you at your address of record, a signature guarantee is required. You may obtain a signature guarantee from a bank or savings & loan that is federally insured or from a member firm of the National Association of Securities Dealers, Inc., or any other eligible guarantor institution. Additional documentation may be required for redemption of shares held in corporate, partnership or fiduciary accounts.

                              - BY TELEPHONE
                              As provided under "Telephone Transactions", you or your registered representative may call ONE Fund to redeem up to $50,000. You may pre-authorize that the proceeds be (a) in a check, payable to you and mailed to your address of record, or (b) sent by wire to your bank account. Checks will normally be mailed three business days, and no more than seven days, after your request. Wire transfers to your bank account will normally be made the next business day. Wire proceeds may not be for less than $1,000. Firstar Bank will deduct a fee (presently $13) from the proceeds of each wire redemption.

                              - AUTOMATICALLY
                              If your account is $5,000 or more, you may establish an automatic withdrawal plan. More than one plan may be set up if your account is at least $10,000. Under each plan, you may make automatic withdrawals for $50 or more each at specified intervals. Automatic withdrawals are made on or about the 10th day of each designated month and, if withdrawals are to be made semimonthly, also on or about the 25th day of each month. Additional purchases may be inadvisable, when an automatic withdrawal plan is in effect, because of sales charges and possible tax liabilities. If, due to your redemptions, your account balance is less than $300 (or a larger amount specified by the Board of Directors), ONE

                              Fund may choose to close your account by redeeming your shares and sending you the proceeds. ONE Fund will give you at least 30 days' written notice before closing your account, and you may purchase additional ONE Fund shares to avoid the closing.

                              DIVIDENDS, DISTRIBUTIONS AND TAXES
                              Each portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is ONE Fund's policy to comply with the provisions of the Code regarding distributions of net investment income and net realized capital gains so that ONE Fund will not be subject to federal income tax on amounts distributed. Consequently, ONE Fund distributes to its shareholders each year substantially all of its net investment income and net realized capital gains (if any).

                              ONE Fund shareholders are taxed on distributed income and capital gains. Shareholders who are not subject to income tax would not be required to pay tax on amounts distributed to them. ONE Fund will inform shareholders of the amount and federal income tax status of distributed income and capital gains.

Dividends for the Portfolio
are paid
at the end of each quarter.   Dividends will normally be paid at the end of
                              March, June, September and December to Portfolio shareholders. Any net realized capital gains for all portfolios will be distributed annually.
                              However, ONE Fund's Board of Directors may declare such dividends at other intervals.

                                     PART B



          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                 ONE FUND, INC.
                            S&P 500 Index Portfolio
                                One Financial Way
                             Cincinnati, Ohio 45242
                            Telephone 1-800-578-8078

                       STATEMENT OF ADDITIONAL INFORMATION

                               December 15, 1999




This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of the ONE Fund, Inc. S&P 500 Index Portfolio dated December 15, 1999.



To obtain a free copy of ONE Fund's prospectus, call or write ONE Fund at the toll-free telephone number or the address shown above.

Page           Contents
----           --------
  3        ONE Fund

  6        Portfolio Turnover

  7        Investment Restrictions
               (Fundamental)
               (Nonfundamental)

10         Investment Policies
               Money Market Instruments
               Repurchase Agreements
               Reverse Repurchase Agreements
               Hedging Transactions
               Covered Call Options and Put Options
               Risk Factors with Options
               Futures Contracts
               Options on Futures Contracts and Financial Indexes
               Risk Factors with Futures, Options on Futures and Options
                    on Indexes
               Risk Factors with Foreign Investments
               Foreign Currency Hedging Transactions
               Risk Factors with High-Yield, High-Risk Securities
               Convertible Securities
               Zero-Coupon and Pay-in-Kind Debt Securities
               Securities Lending
               Warrants
               When-Issued and Delayed Delivery Transactions
               Borrowing Money
               Restricted and Illiquid Securities
               Municipal Securities

19         Management of ONE Fund
               Directors and Officers of ONE Fund
               Compensation of Directors
               Shareholders' Meetings
               Controlling Persons and Principal Shareholders
               Investment Advisory and Other Services


24         Brokerage Allocation

25         Purchase and Redemption of Shares
               Reducing the Sales Charge

27         Tax Status

27         Underwriters

27         Experts

28         Legal Counsel

29         Appendix
               Debt Security Ratings


                                    ONE FUND
ONE Fund is an open-end diversified management investment company which presently consists of eight portfolios. This Statement of Additional
Information pertains to the S&P 500 Index Portfolio (the "Portfolio"). The investments held by each portfolio are maintained separately from those held by the other portfolios. ONE Fund was incorporated in Maryland on April 24, 1992. The investment and reinvestment of ONE Fund assets is directed by ONE Fund's investment adviser, Ohio National Investments, Inc. (the "Adviser"), a wholly-owned subsidiary of The Ohio National Life Insurance Company ("ONLI"). The Adviser is also the investment adviser to Ohio National Fund, Inc. ("ONF"), a mutual fund formed by ONLI to support variable benefits under variable annuities and variable life insurance policies written by ONLI and its subsidiary, Ohio National Life Assurance Corporation. The principal business address of all these Ohio National companies is One Financial Way, Cincinnati, Ohio 45242.
The shares of the Portfolio, when issued, will be fully paid and non-assessable, have no preemptive, conversion, cumulative dividend or similar rights, and are freely transferable. ONE Fund shares do not have cumulative voting rights, which means the holders of more than half of the ONE Fund shares voting for election of directors can elect all of the directors if they so choose. In such event, the holders of the remaining shares would not be able to elect any directors.

                              ONE FUND PERFORMANCE
ONE Fund may distribute sales literature using graphs, charts, tables or examples comparing the performance of its portfolios to the Consumer Price Index or to established market indices. These comparisons may include graphs, charts, tables or examples. The average total return and cumulative total returns for each portfolio may also be advertised.
ONE Fund may also advertise the performance rankings assigned to certain portfolios by various statistical services, including Morningstar, Inc. and Lipper Analytical Services, Inc., or as they appear in various publications including The Wall Street Journal, Investors Business Daily, The New York Times, Barron's, Forbes, Fortune, Business Week, Financial Services Week, Financial World, Kiplinger's Personal Finance and Money Magazine.

TOTAL RETURN

Total returns quoted in advertising reflect all aspects of a portfolio's investment return, including the effects of reinvesting dividends and capital gain distributions as well as changes in the portfolio's net asset value per share over the period shown. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a portfolio over a stated period, and then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth or decline been constant over that period. While average annual returns are a convenient means of comparing investment alternatives, no portfolio will experience a constant rate of growth or decline over time.

The average annual compounded rate of return for a portfolio over a given period is found by equating the initial amount invested to the ending redeemable value using the following formula:

                                 P(1 + T)n = ERV

      where: P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
             ERV= the ending redeemable value of a hypothetical $1,000
                  beginning-of-period payment at the end of the period (or fractional portion thereof).

                               PORTFOLIO TURNOVER
Each portfolio has a different expected rate of portfolio turnover. However, the rate of portfolio turnover will not be a limiting factor when the management of ONE Fund deems it appropriate to purchase or sell securities for a portfolio. ONE Fund's policy with respect to the S&P 500 Index portfolio is as follows:
Securities of the S&P 500 Index Portfolio will not be actively traded. Although it will often purchase fixed-income securities with relatively short maturities, those transactions are not expected to generate substantial brokerage commissions. The annual turnover rate is not normally expected to exceed 100%.

                             INVESTMENT RESTRICTIONS
The prospectus lists the most significant investment restrictions to which the S&P 500 Index Portfolio is subject. (See "About ONE Fund" in the prospectus.) A complete list of the investment restrictions is shown below. The first nine investment restrictions are fundamental policies that may not be changed without the affirmative vote of the majority of the outstanding voting securities of the portfolio. A "majority vote" means the vote of the lesser of
(i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a particular portfolio, such matter shall be deemed to have been effectively acted upon with respect to that portfolio if a majority of the outstanding voting securities of the portfolio vote for the approval of such matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of ONE Fund. Investment restrictions 10 and following are nonfundamental. They may be changed by the Board of Directors without shareholder approval.

One of ONE Fund's fundamental restrictions is that it may not issue senior securities, except to the extent that the borrowing of money is in accordance with restriction 4, or that the purchase of reverse repurchase agreements may constitute the issuance or a senior security, and each portfolio of ONE Fund will not:


(Fundamental)

         l. invest more than 5% of the value of its total assets in the securities of any one issuer (except U.S. Government securities);

         2. purchase more than l0% of the outstanding voting securities of any one issuer;

         3. invest more than 25% of the value of its total assets in any one industry. For purposes of this restriction, ONE Fund considers each foreign government to constitute an "industry." ONE Fund interprets the word "bank," as used in this investment restriction, to mean "domestic bank."

         4. borrow money, except by means of reverse repurchase agreements or, for temporary or emergency purposes, from banks, and the aggregate amount borrowed shall not exceed 5% of the value of the assets of the portfolio (In the case of such borrowing, each portfolio may pledge, mortgage or hypothecate up to 5% of its assets);

         5. purchase or sell commodities or commodity contracts except that each portfolio, may for hedging purposes, purchase and sell financial futures contracts and options thereon;

         6. underwrite securities of other issuers except insofar as ONE Fund may be considered an underwriter under the Securities Act of l933 in selling portfolio securities;

         7. purchase or sell real estate, including limited partnerships, except that each portfolio may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein (For purposes of this restriction, "real estate" does not include investments in readily marketable notes or other evidence of indebtedness secured by mortgages or deeds of trust relating to real property);

         8. lend money or other assets to other persons, in excess of 5% of a portfolio's total assets, except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements (Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by marking to market daily);

         9. purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, or except the purchase by any portfolio of the securities of closed-end investment companies if after the purchase: (i) the portfolio does not own more than 3% of the total outstanding voting stock of the other investment company or (ii) the value of the securities of all investment companies held by such portfolio does not exceed 10% of the value of the total assets of that portfolio (Purchases of investment company securities will be made (a) only on the open market or through dealers or underwriters receiving the customary sales loads, or (b) as part of a merger, consolidation or plan of reorganization);

(Nonfundamental)
         10. invest more than 15% of the value of its assets in securities or other investments, including repurchase agreements maturing in more than seven days, that are not readily marketable;

         11. purchase or sell put or call options, except that the portfolio may, for hedging purposes, (a) write call options traded on a registered national securities exchange if the portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions in options it has written; (b) purchase put options on securities owned, and sell such options in order to close its positions in put options; (c) purchase and sell financial futures contracts and options thereon; and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts;

         12. invest in securities of foreign issuers except that (a) each of the Income, Income & Growth, Growth, Core Growth, Small Cap and the S&P 500 Index Portfolio may invest up to 20% of its assets in securities of foreign issuers (including foreign governments or political subdivisions, agencies or instrumentalities of foreign governments) American Depository Receipts, and securities of United States domestic issuers denominated in foreign currency, and (b) the Money Market Portfolio may invest up to 50% of its assets in such securities, provided they are denominated in U.S. dollars and held in custody in the United States; (For purposes of this restriction, U.S. dollar denominated depository receipts traded in domestic markets do not constitute foreign securities.)

         13. sell securities short or purchase securities on margin except such short-term credits as are required to clear transactions;

         14. invest in foreign currency contracts or options except that, in order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio other than the Money Market Portfolio may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of specific securities (but not more than 5% of a portfolio's assets may be invested in such currency hedging contracts).
                               INVESTMENT POLICIES
The following descriptions of money market instruments supplement the investment objectives and policies set forth in the prospectus. The S&P 500 Index Portfolio may invest in such instruments to a very limited extent (to invest otherwise idle cash) or on a temporary basis for defensive purposes. The debt security ratings referred to in the prospectus in connection with the investment policies of the portfolios are defined in the Appendix to this Statement of Additional Information.


MONEY MARKET INSTRUMENTS

      U.S. Government Obligations - Bills, notes, bonds and other debt securities issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, and Federal Home Loan Banks. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; and others only by the credit of the issuer. Certain of the foregoing may be purchased on a "when issued" basis at which time the rate of return will not have been set.

      Certificates of Deposit - Certificates issued against funds deposited in a bank for a definite period of time, at a specified rate of return. Normally they are negotiable.

      Bankers' Acceptances - Short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

      Commercial Paper - Promissory notes issued by corporations to finance their short-term credit needs. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by the portfolio at varying rates of interest pursuant to direct arrangements between the portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a master demand note arrangement, the Adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer and its ability to pay principal and interest on demand. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the portfolio may invest in them only if at the time of an investment the issuer meets the criteria set forth above for all other commercial paper issuers. Such notes will be considered to have a maturity of the longer of the demand period or the period of the interest guarantee.

      Corporate Obligations - Bonds and notes issued by corporations in order to finance longer-term credit needs.


REPURCHASE AGREEMENTS

Under a repurchase agreement, the portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board) to repurchase the security at a mutually agreed upon price and date. It may also be viewed as a loan of money by the portfolio to the seller. The resale price is normally in excess of the purchase price and reflects an agreed upon market rate. The rate is effective for the period of time the portfolio is invested in the agreement and unrelated to the coupon rate on the purchased security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the portfolio invest in repurchase agreements for more than one year. These transactions afford an opportunity for the portfolio to earn a return on temporarily available cash. Although repurchase agreements carry certain risks not associated with direct investments in securities, ONE Fund intends to enter into repurchase agreements only with financial institutions believed by the Adviser or Sub-adviser to present minimal credit risks in accordance with criteria established by ONE Fund's Board of Directors. The Adviser or Sub-adviser will review and monitor the creditworthiness of such institutions under the Board's general supervision. ONE Fund will only enter into repurchase agreements pursuant to a master repurchase agreement that provides that all transactions be fully collateralized and that the collateral be in the actual or constructive possession of ONE Fund. The agreement must also provide that ONE Fund will always receive as collateral securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the portfolio in each agreement, and the portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller were to default, the portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.


REVERSE REPURCHASE AGREEMENTS
Under a reverse repurchase agreement, the portfolio sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The portfolio retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the portfolio repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is deemed to be payment of interest. The portfolio will maintain in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. The Securities and Exchange Commission views these transactions as collateralized borrowings by the portfolio and the portfolio will abide by the limitations set out in fundamental investment restriction number 4 with respect to the borrowing of money.

HEDGING TRANSACTIONS

The purpose of hedging transactions using put and call options on individual securities, financial futures contracts, and options on such contracts and on financial indexes, all to the extent provided in investment restrictions 5 and 11, is to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations. However, while such transactions are defensive in nature and are not speculative, some risks remain.

The use of options and futures contracts may help ONE Fund to gain exposure or to protect itself from changes in market values. For example, ONE Fund may have a substantial amount of cash at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues requires time and may result in missing a significant market movement. By using futures contracts, ONE Fund can obtain immediate exposure to the market. The buying program will then proceed and, once it is completed (or as it proceeds), the futures contracts will be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by selling futures contracts, and individual securities can be sold over a longer period under cover of the resulting short contract position.

COVERED CALL OPTIONS AND PUT OPTIONS
In writing (i.e., selling) "covered" call options on securities owned by the portfolio, the portfolio gives the purchaser of the call option the right to purchase the underlying securities owned by the portfolio at a specified "exercise" price at any time prior to the expiration of the option, normally within nine months. In purchasing put options on securities owned by a portfolio, the portfolio pays the seller of the put option a premium for the right of the portfolio to sell the underlying securities owned by the portfolio at a specified exercise price prior to the expiration of the option.

Whenever a portfolio has a covered call option outstanding, the underlying securities will be segregated by ONE Fund's custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights. In order to terminate its position as the writer of a call option or the purchaser of a put option, the portfolio may enter into a "closing" transaction, which is the purchase of a call option or sale of a put option on the same underlying securities and having the same exercise price and expiration date as the option previously sold or purchased by the portfolio.

RISK FACTORS WITH OPTIONS

The purchaser of an option pays the option writer a "premium" for the option. In the case of a covered call option written by a portfolio, if the purchaser does not exercise the call option, the premium will generate additional capital gain to the portfolio. If the market price of the underlying security declines, the premium received for the call option will reduce the amount of the loss the portfolio would otherwise incur. However, if the market price of the underlying security rises above the exercise price and the call option is exercised, the portfolio will lose its opportunity to profit from that portion of the rise which is in excess of the exercise price plus the option premium. Therefore, ONE Fund will write call options only when the Adviser believes that the option premium will yield a greater return to the portfolio than any capital appreciation that might occur on the underlying security during the life of the option.

In the case of a put option purchased by a portfolio, if the market price of the underlying security remains or rises above the exercise price of the option, the portfolio will not exercise the option and the premium paid for such option will reduce the gain the portfolio would otherwise have earned. Conversely, if the market price of the underlying security falls below the exercise price less the premium paid for the option, the portfolio will exercise the option, thereby reducing the loss the portfolio would have otherwise suffered. Accordingly, a portfolio will purchase put options only when the Adviser believes that the market price of the underlying security is more likely to decrease than increase.

Whenever a portfolio enters into a closing transaction, the portfolio will realize a gain (or loss) if the premium plus commission it pays for a closing call option is less (or greater) than the premium it received on the sale of the original call option. Conversely, the portfolio will realize a gain (or loss) if the premium it receives, less commission, for a closing put option is greater (or less) than the premium it paid for the original put option. The portfolio will realize a gain if a call option it has written lapses unexercised, and a loss if a put option it has purchased lapses unexercised.

FUTURES CONTRACTS
A portfolio, may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser's investment strategy for the particular portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized.

At the time a portfolio enters into a contract, it sets aside a small portion of the contract value in an account with ONE Fund's custodian as a good faith deposit (initial margin) and each day during the contract period requests and receives or pays cash equal to the daily change in the contract value

(variable margin). ONE Fund, its futures commission merchant and ONE Fund's custodian retain control of the initial margin until the contract is liquidated.

OPTIONS ON FUTURES CONTRACTS AND FINANCIAL INDEXES

Instead of entering into a financial futures contract, a portfolio may buy an option giving it the right to enter into such a contract at a future date. The price paid for such an option is called a premium. A portfolio also may buy options on financial indexes that are traded on securities exchanges. Options on financial indexes react to changes in the value of the underlying index in the same way that options on financial futures contracts do. All settlements for options on financial indexes also are for cash.

Financial futures contracts, options on such contracts and options on financial indexes will only be used for hedging purposes and will, therefore, be incidental to ONE Fund's activities in the securities market. Accordingly, portfolio securities subject to options, or money market instruments having the market value of any futures contracts, will be set aside to collateralize the options or futures contracts.

RISK FACTORS WITH FUTURES, OPTIONS ON FUTURES AND OPTIONS ON INDEXES

One risk of entering into financial futures contracts, buying options on such contracts and buying options on financial indexes is that there may not be enough buyers and sellers in the market to permit the portfolio to close a position when it wants to do so. In such event, besides continuing to be subject to the margin requirements, the portfolio would experience a gain or loss to the extent that the price movement of the securities subject to the hedge differed from the position. To limit the risk, the portfolios will invest only where there is an established secondary market.

A risk applicable to both futures contracts and related options is that changes in the value of the contracts or option may not correlate with changes in the underlying financial index or with changes in the value of the securities subject to hedge or both. This failure may be due, in part, to temporary activity of speculators in the futures markets. To the extent there is not a perfect correlation, changes in the value of a portfolio's assets would not be offset by changes in the value of the contracts and options it had bought.

When a portfolio buys an option on a futures contract or an option on a financial index, its risk of loss is limited to the amount of the premium paid. When a portfolio enters into a futures contract, there is no such limit. However, the loss on an options contract would exceed that of a futures contract if the change in the value of the index does not exceed the premium paid for the option.

The success of a hedge depends upon the Adviser's ability to predict increases or decreases in the relevant financial index. If this expectation proves incorrect, a portfolio could suffer a loss, and would be better off if those futures contracts or options had not been purchased. The skills involved in determining whether to enter into a futures contract or purchase or sell an option are different from those involved in determining whether to buy or sell a security. The Adviser has had only limited experience using financial futures contracts, options on financial futures and options on financial indexes.


Because of the low margin deposits required, futures trading involves a high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial gain or loss. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.


Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures and subjecting some futures traders to substantial losses.

RISK FACTORS WITH FOREIGN INVESTMENTS

Investments in foreign securities involve considerations not normally associated with investing in domestic issuers. Such factors include changes in currency exchange rates, currency exchange control regulations, the possibility of seizure or nationalization of companies, political or economic instability, imposition of unforeseen taxes, the possibility of financial information being difficult to obtain or difficult to interpret under foreign accounting standards, the necessity of trading in markets that in relation to U.S. markets may be less efficient and have available less information concerning issuers, or the imposition of other restraints that might adversely affect investments.

In selecting foreign investments, each portfolio seeks to minimize these factors. It seeks to invest in securities having investment characteristics and qualities comparable to the kinds of domestic securities in which it invests. Each portfolio seeks to avoid investments in countries with volatile or unstable political or economic conditions.

The portfolios may invest in securities of foreign issuers either directly or in the form of American Depository Receipts (ADRs). ADRs are securities typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs enable foreign stocks to be traded and cleared on United States markets. They bear the same investment risks as the underlying foreign stocks. The portfolios may invest in both sponsored and unsponsored ADRs. There may be less financial and other information available for unsponsored ADRs than for sponsored ADRs.

Since investments in foreign securities, other than U.S. dollar denominated securities, involve currencies of foreign countries, the value of a portfolio's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in currency exchange control regulations.

FOREIGN CURRENCY HEDGING TRANSACTIONS

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio, other than the Money Market and Tax-Free Income Portfolios, may engage, to the extent permitted in restriction 22, above, in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security.

The portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a portfolio purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that portfolio's securities denominated in such foreign currency. No portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in that currency.

At the consummation of a forward contract for delivery by a portfolio of a foreign currency, the portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other portfolio assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security's market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

If the portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally (see "Risk Factors with Options" and "Risk Factors with Futures, Options on Futures and Options on Indexes," above). In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a portfolio's securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. They simply establish rates of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

RISK FACTORS WITH HIGH-YIELD, HIGH-RISK SECURITIES

The high-yield, high-risk securities in which the Income Portfolio may invest up to 15% of its assets present special risks to investors. The market value of lower-rated securities may be more volatile than that of higher-rated securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly-rated securities, which primarily reflect fluctuations in prevailing interest rates. Periods of economic uncertainty and change can be expected to result in increased volatility in the market value of lower-rated securities. Further, such securities may be subject to greater risks of loss of income and principal, particularly in the event of adverse economic changes or increased interest rates, because their issuers generally are not as financially secure or as creditworthy as issuers of higher-rated securities. Additionally, to the extent that there is no national market system for secondary trading of lower-rated securities, there may be a low volume of trading in such securities which may make it more difficult to value or sell those securities than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk securities, especially in a thinly traded market.

Investors should recognize that the market for high-yield, high-risk securities is a relatively recent development that has not been fully tested by a prolonged economic recession. An economic downturn may severely disrupt the market for such securities and cause financial stress to the issuers which may adversely affect the value of such securities held by the Income Portfolio and the ability of the issuers of such securities to pay principal and interest. A default by an issuer may result in the Income Portfolio incurring additional expenses to seek recovery of the amounts due it.

CONVERTIBLE SECURITIES

Convertible securities include a variety of instruments that can be exchanged for or converted into common stock, including convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants, and securities that cap or otherwise limit returns to the security holder. Examples of these include dividend enhanced convertible stocks or debt exchangeable for common stock (DECS), liquid yield option notes (LYONS), preferred equity redemption cumulative stock (PERCS), preferred redeemable increased dividend securities (PRIDES) and zero coupon convertible securities.

As with all fixed-income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline and, conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities, the right to be exchanged for the issuer's common stock, causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities priced fluctuate, there can be no assurance of capital appreciation, and most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock is experiencing a decline, the value of the convertible security tends to decline to a level approximating the yield-to-maturity basis of straight nonconvertible debt of similar quality, often call "investment value," and may not experience the same decline as the underlying common stocks.

Many convertible securities sell at a premium over their conversion values (i.e., the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock). This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, the premium may not be recovered.

ZERO-COUPON AND PAY-IN-KIND DEBT SECURITIES

Zero-coupon securities (or "step-ups") in which a portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

SECURITIES LENDING

A portfolio may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the portfolio may at any time call the loan and regain the securities loaned; (3) a portfolio will receive any interest or dividend paid on the loaned securities; and (4) the aggregate market value of any portfolio's securities loaned bill not at any time exceed one-third (or such other limit as the Board of Directors may establish) of the total assets of the portfolio. In addition, it is anticipated that a portfolio may share with the borrower some of the income received on the collateral for the loan or that the portfolio will be paid a premium for the loan.

Before a portfolio enters into a loan, the Adviser or sub-adviser considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.

WARRANTS

Warrants basically are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specified period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for a portfolio. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the portfolio sufficient to make payment for the securities to be purchased are segregated on the portfolio's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. No portfolio will engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

BORROWING MONEY

The portfolios will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of a portfolio's total assets. In addition, certain portfolios may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of the portfolio's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities. This latter practice is not for investment leverage but solely to facilitate management of a portfolio by enabling it to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

Interest paid on borrowed funds will not be available for investment and will reduce net income. A portfolio will liquidate any such borrowings as soon as possible and may not purchase any portfolio securities while the borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the purchase of portfolio securities will be limited to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.




                             MANAGEMENT OF ONE FUND

DIRECTORS AND OFFICERS OF ONE FUND

The directors and officers of ONE Fund, together with information as to their principal occupations during the past five years are listed below:

                                            Position with                    Principal Occupation
Name and address                            the Fund                         during past five years
----------------                            -------------                    ----------------------
Ronald L. Benedict*                         Secretary and                    Corporate Vice President, Counsel
One Financial Way                           Director                         and Secretary, ONLI; Secretary
Cincinnati, Ohio                                                             of the Adviser and Ohio National Equities
                                                                             Inc.; Secretary and Director of ONF.

George E. Castrucci                         Director                         Director of ONF; Retired; Formerly
8355 Old Stable Road                                                         President and Chief Operating
Cincinnati, Ohio                                                             Officer of Great American
                                                                             Communications Co. and Chairman and Chief
                                                                             Executive Officer of Great
                                                                             American Broadcasting Co.; Director
                                                                             of Benchmark Savings Bank; Director of
                                                                             Baldwin Piano & Organ Co.

Ross Love                                  Director                          President & CEO, Blue  Chip Broadcasting,
615 Windings Way                                                             Ltd.; Trustee, Health Alliance of Greater
Cincinnati, Ohio                                                             Cincinnati; Director, Partnership for a
                                                                             Drug Free America (Chairman of African-
                                                                             American Task Force); Advisory Board,
                                                                             Syracuse University School of Management;
                                                                             Director of ONF; Director, Association of
                                                                             National Advertisers; Until 1996 was Vice
                                                                             President of Advertising, Procter & Gamble Co.

John J. Palmer*                            President and                     Senior Vice President,
One Financial Way                          Director                          Strategic Initiatives, ONLI;
Cincinnati, Ohio                                                             President and Director of ONF;
                                                                             President and Director of ONLI's
                                                                             broker-dealers; Prior to March
                                                                             1997 was Senior Vice President
                                                                             of Life Insurance Company of
                                                                             Virginia.

George M. Vredeveld                         Director                         Professor of Economics, University of
University of Cincinnati                                                     Cincinnati; Director of Center for
P.O. Box 210223                                                              Economic Education; Private
Cincinnati, Ohio                                                             Consultant; Director of Benchmark
                                                                             Savings Bank.

Thomas A. Barefield                         Vice President                   Sr. Vice President, Institutional
One Financial Way                                                            Sales, ONLI; Vice President of ONF;
Cincinnati, Ohio                                                             Sr. Vice President  of ONEQ.
                                                                             Prior to December 1997, Senior Vice
                                                                             President, Life Insurance Company


Michael A. Boedeker                         Vice President                   Vice President, Senior Investment
One Financial Way                                                            Officer, ONLI; Vice President
Cincinnati, Ohio                                                             and Director of the Adviser;
                                                                             Vice President of ONF.

Joseph P. Brom                              Vice President                   Executive Vice President, ONLI;
One Financial Way                                                            President and Director of the
Cincinnati, Ohio                                                             Adviser; Vice President of ONF.



Dennis R. Taney                             Treasurer                        Mutual Funds Financial Operations
One Financial Way                                                            Director, ONLI; Treasurer of
Cincinnati, Ohio                                                             the Adviser; Treasurer of ONF

William Hilbert, Jr.                        Compliance Director              From May 1996 until December
One Financial Way                           & Assistant Treasurer            1997, was an investment
Cincinnati, Ohio                                                             administrator for ONLI; worked
                                                                             as a contractor for Fidelity
                                                                             Investments (1994-5) and for
                                                                             Procter & Gamble (1995-6)

Marcus L. Collins                           Assistant Secretary              Senior Attorney, ONLI. Prior
One Financial Way                                                            to 1999 was counsel to Countrywide
Cincinnati, Ohio                                                             Financial Services, Inc. (1998) and
                                                                             legal contract employee for the U.S.
                                                                             Department of Justice (1991-1998)


* Indicates Directors who are "Interested Persons" as defined by the Investment Company Act of 1940, as amended.

COMPENSATION OF DIRECTORS

Directors not affiliated with ONLI or the Adviser were compensated as follows during the fiscal year ended June 30, 1999:

                                            Aggregate Compensation              Total Compensation
Name of Director                            from ONE Fund                       from Fund Complex*
----------------                            ----------------------              ------------------

George E. Castrucci                                  $    4,600                          $15,000
Ross Love                                                 4,600                           15,000
George M. Vredeveld                                       4,600                           15,000

*The "Fund Complex" consists of ONE Fund and ONF.

Directors and officers of ONE Fund who are affiliated with ONLI or the Adviser receive no compensation from the Fund Complex. ONE Fund has no pension, retirement or deferred compensation plan for its directors or officers.

SHAREHOLDERS' MEETINGS

ONE Fund's by-laws provide that shareholders' meetings need only be held every three years unless matters requiring shareholder approval should occur more frequently. It is anticipated that shareholders' meetings will generally occur every three years.

CONTROLLING PERSONS AND PRINCIPAL SHAREHOLDERS

Because of its ownership of ONE Fund shares, ONLI is a controlling person of each portfolio of ONE Fund other than the International Portfolio. As a result, ONLI likely will be able to control the outcome of a shareholder vote for any of those portfolios unless and until the percentage of shares of a portfolio held by other investors significantly expands. The Adviser is also 100% owned by ONLI.

INVESTMENT ADVISORY AND OTHER SERVICES
The Adviser is an Ohio corporation organized on January 17, 1996 to provide investment advice and management services to funds affiliated with ONLI. The Adviser is a wholly-owned subsidiary of ONLI.

The Adviser regularly furnishes to ONE Fund's Board of Directors recommendations with respect to an investment program consistent with the investment policies of each investment portfolio. Upon approval of an investment program by ONE Fund's Board of Directors, the Adviser implements the program by placing the orders for the purchase and sale of securities or, in the case of the International Portfolio, delegates that implementation to FGIM.

The Adviser's services are provided under an Investment Advisory Agreement with ONE Fund. Under the Investment Advisory Agreement, the Adviser provides personnel, including executive officers for ONE Fund. The Adviser also furnishes at its own expense or pays the expenses of ONE Fund for clerical and related administrative services (other than those provided by the custodian agreements with Firstar Bank and Investors Fiduciary Trust Company, and the agency agreement with American Data Services, Inc.), office space, and other facilities. ONE Fund pays corporate expenses incurred in its operations, including, among others, local income, franchise, issuance or other taxes; certain printing costs; brokerage commissions on portfolio transactions; custodial and transfer agent fees; auditing and legal expenses; and expenses relating to registration of its shares for sale and shareholders' meetings.

As compensation for its services, the Adviser receives from ONE Fund an annual investment advisory fee based on the average daily net asset value of each portfolio's assets during the quarterly period for which the fee is paid based on the following schedule: for the assets held in the S&P 500 Index Portfolio, the fee is at an annual rate of 0.40% of the first $100 million of assets, 0.35% of the next $150 million, and 0.33% of net assets over $250 million.

Under a Service Agreement among ONE Fund, the Adviser and ONLI, the latter has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the Investment Advisory Agreement. The Adviser reimburses ONLI for its expenses in this regard.

The Investment Advisory Agreement and the Service Agreement were approved by a vote of ONE Fund's Board of Directors on January 24, 1996, and the shareholders on March 28, 1996. This agreement will continue in force from year to year hereafter, if such continuance is specifically approved at least annually by a majority of ONE Fund's directors who are not parties to such agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by a majority of ONE Fund's Board of Directors or by a majority of the outstanding voting securities of each portfolio voting separately. The foregoing agreement was approved by the Board of Directors for continuance on August 29, 1999.

The Investment Advisory, and Service Agreements may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the Adviser by ONE Fund's Board of Directors or, as to the portfolio, by a vote of the majority of the portfolio's outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days' written notice to ONE Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLI on 90 days' written notice to ONE Fund and the other party.

ONE Fund's 12b-1 Plan is primarily a compensation plan to compensate broker-dealers that sell ONE Fund shares (the "Selling Dealers") for shareholder services and for sales. The basic compensation payment is 0.15% (on an annualized basis) of the average net assets of the Money Market Portfolio and 0.25% of the average net assets of each other portfolio. The fees may be increased to the extent necessary to reimburse incentive bonuses paid to individual registered representatives who service $5 million or more of ONE Fund shares. Such increases can never increase the fees paid to more than 0.17% and 0.30% respectively. No interested person of ONE Fund other than the Selling Dealers (and ONLI s a parent of a Selling Dealer) has a direct or indirect financial interest in ONE Fund's 12b-1 Plan. ONE Fund benefits from the 12b-1 Plan payments to Selling Dealers by having the registered representatives of those dealers answer shareholder questions and by having those registered representatives motivated to sell ONE Fund shares to persons likely to remain shareholders for a period of time.


                              BROKERAGE ALLOCATION
The Adviser buys and sells the portfolio securities for all the portfolios, and selects the brokers to handle such transactions. It is the intention of the Adviser to place orders for the purchase and sale of securities with the objective of obtaining the most favorable price consistent with good brokerage service. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Adviser and sub-advisers will, where possible, deal directly with dealers that make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

In selecting brokers through which to effect transactions, the Adviser considers a number of factors including the quality, efficiency of execution and value of research, statistical, quotation and valuation services provided. Research services by brokers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. In making such determination, the Adviser may use a broker whose commission in effecting a securities transaction is in excess of that of some other broker if the Adviser determines in good faith that the amount of such commission is reasonable in relation to the value of the research and related services provided by such broker. In effecting a transaction for one portfolio, a broker may also offer services of benefit to other portfolios managed by the Adviser, or to the benefit of its affiliates.

Generally, it is not possible to place a dollar value on research and related services provided by brokers to the Adviser. However, receipt of such services may tend to reduce the expenses of the Adviser. Research, statistical and similar information furnished by brokers may be of incidental assistance to ONLI, ONF or other clients or affiliates of the Adviser and conversely, transaction costs paid by ONLI, ONF or other clients or affiliates of the Adviser may generate information which is beneficial to ONE Fund.

There were no brokerage commissions paid during the previous fiscal year as the S&P 500 Index Portfolio did not start operations until 1999.


                        PURCHASE AND REDEMPTION OF SHARES

ONE Fund shares are sold at the public offering price, which is their net asset value plus a sales charge, as described in the prospectus, if applicable. They may be redeemed at their net asset value next computed after a purchase or redemption order is received by ONE Fund.

Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after evidence of ownership of the shares is tendered to ONE Fund. However, ONE Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which disposal by ONE Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for ONE Fund fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders of ONE Fund.

Redemptions of shares of any ONE Fund portfolio by any shareholder during any 90-day period will be paid in cash, up to the lesser of (a) $250,000 or (b) 1% of the portfolio's total net asset value. Larger redemptions may, at ONE Fund's discretion, be paid wholly or in part by securities or other assets of the portfolio. A shareholder who receives securities would likely incur brokerage expenses in disposing of them.

The net asset value of ONE Fund's shares is determined at 4 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. That is normally each weekday (Monday through Friday) except for the following holidays:
New Years Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of each portfolio is computed by dividing the value of the securities in that portfolio plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio.

Securities which are held in a portfolio and listed on a securities exchange are valued at the last sale price or, if there has been no sale that day, at the last bid price reported as of 4 p.m. Eastern time. Over-the-counter securities are valued at the last bid price as of 4 p.m. Eastern time.

Short-term debt securities in all portfolios with remaining maturities of 60 days or less are valued at amortized cost. All other assets including restricted debt securities and other investments for which market quotations are not readily available, are valued at their fair value as determined in good faith by ONE Fund's Board of Directors.

REDUCING THE SALES CHARGE

The prospectus describes a variety of ways you may qualify for scheduled reductions in sales load for large purchases. In general, these special purchase methods permit you to treat your purchase as if it were part of a larger purchase. Certain ways to reduce sales load are available to you individually, and other ways in combination with other investors. First, you may make a single purchase (of shares of one or more ONE Fund portfolios) in an aggregate amount that qualifies for a reduced sales charge (at least $25,000). Second, you may add the amount of your existing ONE Fund holdings to the amount being purchased (with the sum equaling your "accumulated holdings"), and pay only the percentage sales charge that would apply to your purchase if it were part of a purchase the size of your accumulated holdings. Third, you may add to your accumulated holdings the amount of the annual or single premium of any Ohio National annuity or insurance policy you purchase concurrently with the ONE Fund shares (i.e., ONE Fund shares are purchased in the time between application for, and 5 days after delivery of, an Ohio National annuity or insurance policy) and pay only the sales charge that would apply to your purchase if it were part of a purchase the size of your accumulated holdings plus the amount of your concurrent purchase. Fourth, you may add to your accumulated holdings (and your concurrent purchases, if any) an amount of ONE Fund shares you state (in a letter of intent) that you intend to purchase within a 13-month period and pay only the sales charge that would apply to that total. To the extent that your sales charge reduction depends on purchases pursuant to a letter of intent, a number of the shares you purchase will be escrowed to pay the sales charge that would apply if some or all of the future purchases under the letter of intent are not made.

In addition, you may be able to aggregate the holdings or purchases of other persons with the amounts determined in the methods described in the prior paragraph. First, you are entitled to aggregate your accumulated holdings with purchases and holdings of ONE Fund shares by your spouse, children and grandchildren. Second, if you are a member of a "qualified group" (as described in "Group Purchases" in the prospectus), you may aggregate your holdings and purchases with those of the entire qualified group. However, you may not aggregate purchases of your family members with those of a qualified group, to which such family members do not belong, for purposes of qualifying for a reduced sales charge. In addition, you may not aggregate the holdings or purchases of more than one qualified group with your own holdings or purchases.


                                   TAX STATUS

ONE Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Under such provisions, ONE Fund is not subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each portfolio is treated as a separate entity for federal income tax purposes, including determining whether it qualifies as a regulated investment company and determining its net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, each portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. Shareholders should consult their own tax advisers with regard to the tax status of ONE Fund distributions.


                                  UNDERWRITERS

Ohio National Equities, Inc., a wholly-owned subsidiary of ONLI, has served as principal underwriter for ONE Fund shares since March 26, 1997. ONE Fund shares are offered by the registered representatives of another wholly-owned subsidiary of ONLI, The O.N. Equity Sales Company, and other broker-dealers with whom the principal underwriter enters into distribution agreements. ONE Fund shares are offered on a best-efforts basis. The offering is continuous.

                                     EXPERTS
The firm of KPMG, LLP has been retained as the independent certified public accountants for the ONE Fund, Inc.

                                 TRANSFER AGENT

ADS, 150 Motor Parkway, Suite 109, Hauppauge, New York 11788, serves as ONE Fund's transfer agent and its agent for bookkeeping, dividend disbursing and certain shareholder services.

                                  CUSTODIAN

Firstar Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian for all ONE Fund assets except those of the International Portfolio. The assets of the International Portfolio are in the custody of Investors Fiduciary Trust Company, 801 Pennsylvania Street, Kansas City, Missouri 64105. For assets held outside the United States, Investors Fiduciary Trust Company enters into subcustodial agreements, subject to approval by the Board of Directors.

                                  LEGAL COUNSEL
Messrs. Jones & Blouch L.L.P., Washington, D.C., have passed on matters pertaining to the federal securities laws and Marcus L. Collins, Esq., Assistant Secretary of ONE Fund and Senior Attorney of ONLI, has passed on all other legal matters relating to the legality of the shares described in the prospectus and this Statement of Additional Information.

                                  THE S&P 500

The S&P 500 is a widely publicized index that tracks 500 companies traded on the New York and American Stock Exchanges and in the over-the-counter market. It is weighted by market value so that each company's stock influences the S&P 500 in proportions to its relative market capitalization. Most of the stocks in the S&P 500 are issued by companies that are among the 500 largest in the United States in terms of aggregate market value. However, for diversification purposes, some stocks of smaller companies are included in the S&P 500.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The S&P 500 Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the S&P 500 Index Portfolio. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance.

                                    APPENDIX

DEBT SECURITY RATINGS

The Securities and Exchange Commission has designated six nationally recognized statistical rating organizations: Duff and Phelps, Inc. ("D & P"), Fitch Investors Service, Inc. ("Fitch"), Moody's Investors Service, Inc. (Moody's"), Standard & Poor's Corp. ("S & P"), and, with respect to bank-supported debt and debt issued by banks, broker-dealers and their affiliates, IBCA Inc. and its British affiliate, IBCA Limited ("IBCA") and Thompson Bankwatch, Inc. ("TBW"). ONIMCO may use the ratings of all six such rating organizations as factors to consider in determining the quality of debt securities, although it will generally only follow D&P, Fitch, Moody's and S&P. IBCA and TBW will only be consulted if fewer than two of the other four rating organizations have given their top rating to a security. Only the ratings of Moody's and S & P will be considered in determining the eligibility of bonds for acquisition by the ONE Fund.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

COMMERCIAL PAPER:

Moody's short-term debt ratings are opinions of the ability of issuers to punctually repay senior debt obligations having an original maturity not exceeding one year.

P-1 The Prime-1 (P-1) rating is the highest commercial paper rating assigned by Moody's. Issuers (or supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above for P-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

BONDS:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

      While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated as Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba by Moody's are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other term of the contract over any long period of time may be small.

STANDARD & POOR'S CORP. ("S & P")

COMMERCIAL PAPER:

An S & P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than one year.

A-1 This is S & P's highest category and it indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are designated A-1+.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated as A-1.

Bonds:

AAA Bonds rated AAA by S&P are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Market prices move with interest rates, and hence provide maximum safety on all counts.

AA Bonds rated AA by S&P also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

A Bonds rated A by S&P are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

BBB The BBB or medium grade category is the borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This is the lowest group which qualifies for commercial bank investments.

BB Debt rated BB by S&P has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B Debt rated B by S&P has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

DUFF & PHELPS, INC. ("D & P")

COMMERCIAL PAPER:

D & P's short-term ratings have incorporated gradations of "1+" and "1-" in recognition of quality differences within the first tier.

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICE, INC. ("FITCH")

COMMERCIAL PAPER

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. Fitch's short-term ratings emphasize the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.